3/19/97-65934
                   AMENDMENT TO THE BELLSOUTH
                 EMPLOYEE STOCK INVESTMENT PLAN

     This amendment is made to the BellSouth Employee Stock

Investment Plan (the "Plan"), which was adopted effective as of

April 1, 1996.  Pursuant to the authority reserved to the

BellSouth Savings Plan Committee in Section 7.04 of the Plan, the

Plan is hereby amended, effective April 1, 1997, as follows:

     By deleting the first sentence of subparagraph 4.01(a)

thereof and substituting the following:

     (a) A Participant shall elect, in accordance with procedures established by the Plan Administrator, to have deductions made from his Eligible Pay for each pay period in Five
Dollars ($5) increments

- from Ten Dollars ($10) to Two Hundred Thirty Dollars ($230) if paid weekly;

- from Ten Dollars ($10) to Four Hundred Sixty Dollars ($460) if paid bi-weekly;

- from Ten Dollars ($10) to Five Hundred Dollars ($500) if paid semi-monthly; and

- from Ten Dollars ($10) to One Thousand Dollars ($1,000) if paid monthly.

APPROVED this 21st day of March, 1997.

BELLSOUTH SAVINGS PLAN COMMITTEE

BY:  /s/ H.C. Henry, Jr.
     H.C. Henry, Jr.
     Executive Vice President - Corporate Relations
     Chairman